________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
May 8, 2007

          GSR Mortgage Loan Trust 2007-OA1
(Exact Name of Issuing Entity)

          GS Mortgage Securities Corp.
(Exact Name of Depositor as Specified in its Charter)

          GS Mortgage Securities Corp.
(Exact Name of Registrant as Specified in its Charter)

          Goldman Sachs Mortgage Company
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139817	13-3387389
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

                                                            None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant registered offerings of Mortgage Pass-Through Certificates, Series 2007-OA1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-139817) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,143,744,300 aggregate principal amount of the Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2, Class 2A-3A, Class 2A-3B, Class 2A-4, Class 2A-M, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class R, Class RC and Class RX Certificates (the “Publicly Offered Certificates”) on May 8, 2007. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 13, 2007, as supplemented by the Prospectus Supplement dated May 7, 2007, to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Master Servicing and Trust Agreement (the “Trust Agreement”), a substantially final form of which is attached hereto as Exhibit 4.5, dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor (in such capacity, the “Depositor”), Wells Fargo Bank, N.A., as securities administrator and master servicer, U.S. Bank National Association, as a custodian, and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and as a custodian. The “Certificates” consist of the Publicly Offered Certificates and the Class M-10 and Class XP Certificates. The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool consisting of two groups of payment-option or hybrid payment-option, adjustable rate mortgage loans with a negative amortization feature with an aggregate outstanding principal balance of approximately $1,152,968,074 as of April 1, 2007, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Sales of Securities and Use of Proceeds.

On May 8, 2007, the following classes of certificates in the following amounts were sold by the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:

Class	Initial Principal Balance
Class M10	$2,882,000
Class XP	$6,341,774

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.5
Master Servicing and Trust Agreement dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”), U.S. Bank National Association, as a custodian, and Deutsche Bank National Trust Company, as Trustee and a as custodian (“Trustee”)

99.1	Flow Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Corporation (“GSMC”), as owner, and Avelo Mortgage, L.L.C. (“Avelo”), as servicer

99.2	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide Home Loans, Inc. (“Countrywide”), as seller

99.3	Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer

99.4	Amendment Reg AB, dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement each dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide

99.5	Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005 between GSMC and Residential Funding Company, LLC (“RFC”)

99.6	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, among the Depositor, GSMC and Avelo, as servicer

99.7
Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, between The Trustee and the Depositor, and acknowledged by the Master Servicer (regarding the Mortgage Loans serviced by Avelo)

99.8	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, by and among GSMC, the Depositor and Countrywide Servicing, as servicer

99.9	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, by and among GSMC, the Depositor and Countrywide, as seller

99.10
Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, by and among the Depositor, the Trustee, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by the Master Servicer

99.11	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, among the Depositor, GSMC and RFC, as servicer.

99.12	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, among the Depositor, the Trustee and RFC, as servicer and as acknowledged by the Master Servicer

99.13
Interest Rate Swap Agreement, dated as of May 8, 2007, including ISDA Master Agreement and schedule to the master agreement, between Goldman Sachs Mitsui Marine Derivative Products, L.P. and Wells Fargo Bank, National Association, not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to the GSR Mortgage Loan Trust 2007-OA1 Mortgage Pass-Through Certificates, Series 2007-OA1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/Michelle Gill
Name: Michelle Gill
Title: Vice President

Dated: May 23, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.5
Master Servicing and Trust Agreement dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor (the “Depositor”), Wells Fargo Bank, N.A. as securities administrator and master servicer (in such capacity, the “Master Servicer”), U.S. Bank National Association, as a custodian, and Deutsche Bank National Trust Company, as Trustee and a as custodian (“Trustee”)

99.1	Flow Servicing Agreement dated as of January 1, 2006, between Goldman Sachs Mortgage Corporation (“GSMC”), as owner, and Avelo Mortgage, L.L.C. (“Avelo”), as servicer

99.2	Master Mortgage Loan Purchase Agreement dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide Home Loans, Inc. (“Countrywide”), as seller

99.3	Servicing Agreement dated as of July 1, 2004, between GSMC, as purchaser, and Countrywide Home Loans Servicing LP (“Countrywide Servicing”), as servicer

99.4	Amendment Reg AB, dated as of January 1, 2006, to the Master Mortgage Loan Purchase Agreement and the Servicing Agreement each dated as of July 1, 2004 between GSMC, as purchaser, and Countrywide

99.5	Standard Terms and Provisions of Sale and Servicing Agreement dated as of September 29, 2005 between GSMC and Residential Funding Company, LLC (“RFC”)

99.6	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, among the Depositor, GSMC and Avelo, as servicer

99.7
Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, between The Trustee and the Depositor, and acknowledged by the Master Servicer (regarding the Mortgage Loans serviced by Avelo)

99.8	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, by and among GSMC, the Depositor and Countrywide Servicing, as servicer

99.9	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, by and among GSMC, the Depositor and Countrywide, as seller

99.10
Assignment, Assumption and Recognition Agreement dated as of April 1, 2007, by and among the Depositor, the Trustee, Countrywide, as seller, and Countrywide Servicing, as servicer, and as acknowledged by the Master Servicer

99.11	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, among the Depositor, GSMC and RFC, as servicer.

99.12	Assignment, Assumption and Recognition Agreement, dated as of April 1, 2007, among the Depositor, the Trustee and RFC, as servicer and as acknowledged by the Master Servicer

99.13
Interest Rate Swap Agreement, dated as of May 8, 2007, including ISDA Master Agreement and schedule to the master agreement, between Goldman Sachs Mitsui Marine Derivative Products, L.P. and Wells Fargo Bank, National Association, not individually, but solely as Securities Administrator on behalf of the Supplemental Interest Trust with respect to the GSR Mortgage Loan Trust 2007-OA1 Mortgage Pass-Through Certificates, Series 2007-OA1